UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	7/31
Date of reporting period:	7/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Inflation Adjusted
Securities Fund

ANNUAL REPORT July 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Renewal of the Fund’s Management Agreement
33	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Inflation Adjusted
Securities Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2013, through July 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The more interest rate-sensitive sectors of the U.S. bond market lost a degree of value over the final months of 2013 amid stronger economic growth and rising long-term interest rates. In contrast, the same securities defied many analysts’ expectations during the first seven months of 2014, when long-term interest rates moderated despite a series of reductions in quantitative easing by monetary policymakers and a rebound from an economic soft patch early in the year. As a result, most bond market sectors produced attractive total returns for the reporting period overall.

The U.S. economic recovery currently appears likely to remain on track, as evidenced by stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments could portend well for corporate-backed bonds over the remainder of the year, the possibility of higher inflation and rising interest rates suggests that selectivity and a long-term perspective could become more important determinants of investment success in more interest rate-sensitive market sectors. As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
August 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2013, through July 31, 2014, as provided by Robert Bayston, CFA, David Horsfall, CFA, and Nate Pearson, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2014, Dreyfus Inflation Adjusted Securities Fund’s Class I shares produced a total return of 2.76%, the fund’s Investor shares returned 2.44%, and the fund’s Class Y shares returned 2.72%.1 In comparison, the fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index (the “Index”), produced a 2.39% total return for the same period. The fund’s previous benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, produced a total return of 3.71% for the same period.2

A recovering U.S. economy and rising long-term interest rates caused prices of U.S. Treasury securities to fall during the final months of 2013, but renewed economic uncertainties and supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first seven months of 2014. Treasury Inflation Protected Securities (“TIPS”) fared better than nominal U.S. Treasury Securities amid a mild acceleration of inflation.The fund outperformed its benchmark, mainly due to the success of our security selection strategy.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities, which are fixed income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent determined by Dreyfus. These other securities may include U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The fund seeks to keep its average effective duration between two and 10 years, and the fund may invest in securities of any maturity without restriction.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainty Drove Bond Market Performance

By the end of 2013, mounting evidence of a sustained economic recovery and the Federal Reserve Board’s (the “Fed”) decision to begin reducing its quantitative easing program had driven yields of 10-year U.S. Treasury securities above 3%. However, renewed global economic concerns at the start of 2014 caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, U.S. GDP contracted at a surprising 2.9% annualized rate over the first quarter of 2014, primarily due to the dampening effects of harsh winter weather.

In contrast, government officials estimated that economic growth rebounded at a 4.0% annualized rate during the second quarter of 2014. Labor markets continued to strengthen, inflation accelerated somewhat, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of securities kept bond yields low. By the reporting period’s end, yields of 10-year U.S.Treasury bonds remained well below their year-end 2013 levels.

In this environment, TIPS generally produced higher returns than nominal U.S. Treasury securities. TIPS particularly benefited from rising inflation and seasonal factors during the spring of 2014.

Security Selection Strategy Buoyed Results

Our efforts to identify strong relative values among TIPS proved effective throughout the reporting period as liquidity factors sometimes created price disparities across issues. In addition, we correctly anticipated changes in yield differences along the market’s maturity range. In the fall of 2013, we expected yield differences to widen, and an emphasis on shorter term securities helped cushion the adverse effects of rising long-term interest rates. Later, we shifted the fund’s focus toward longer maturities to participate more fully in the benefits of moderating long-term interest rates.We also executed a number of tactical trades that took advantage of TIPS-specific market developments.

The fund’s duration management strategy delivered mixed results. A relatively short average duration proved beneficial in 2013’s rising interest rate environment, but the same positioning detracted mildly when long-term rates moderated in 2014.

4

Strategies for an Improving Economic Environment

The U.S. economic recovery appears to be back on track, raising the risks of higher long-term interest rates and heightened market volatility in the months ahead. On the other hand, demand forTIPS has remained robust from domestic and overseas investors, which could lend a degree of price support. Moreover, any further acceleration of inflation seems likely to benefit TIPS more than nominal U.S.Treasury securities.We have continued to closely monitor inflationary pressures, particularly wage inflation.

As of the reporting period’s end, we have adopted a mildly defensive investment posture. We have maintained the fund’s modestly short average duration, and we have positioned it to benefit from widening yield differences across the TIPS maturity spectrum. In our judgment, these are prudent strategies for today’s changing market environment.

August 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index), will be considered taxable ordinary income, even though investors do not receive their principal until maturity. During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risk, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in relative value to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.TIPS 1-10Year Index is an unmanaged market index comprised of U.S.Treasury inflation-
indexed securities with maturities between one and 10 years.The Barclays U.S.Treasury Inflation Protected Securities
Index is a sub-index of the U.S.Treasury component of the Barclays U.S. Government Index. Securities in the
Barclays U.S.Treasury Inflation Protected Securities Index are dollar-denominated, non-convertible, publicly issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor, Class I and ClassY shares of Dreyfus Inflation Adjusted Securities Fund on 7/31/04 to a $10,000 investment made in the Barclays U.S.Treasury Inflation Protected Securities Index and the Barclays U.S.Treasury Inflation Protected Securities 1-10Year Index on that date. All dividends and capital gain distributions are reinvested.

Effective 4/24/2014, Dreyfus Inflation Adjusted Securities Fund changed its benchmark from the Barclays U.S. Treasury Inflation Protected Securities Index to the Barclays U.S.Treasury Inflation Protected Securities 1-10Year Index. In future annual reports, the fund’s performance will be compared to the new benchmark because it is more reflective of the fund’s portfolio investment profile.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes.The Barclays U.S.Treasury Inflation Protected Securities Index is a sub-index of the U.S.Treasury component of the Barclays U.S. Government Index. Securities in the Index are dollar-denominated, non-convertible, publicly-issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding.The Barclays U.S.Treasury Inflation Protected Securities (TIPS) 1-10Year Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S.Treasury with 1-10 years of remaining maturity. It is the component (Subset) of Barclays U.S.Treasury Inflation-Protected Securities (TIPS). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/14
	Inception
	Date	1	Year	5 Years	10 Years
Investor shares	10/31/02	2.44%		4.77%	4.51%
Class I shares	10/31/02	2.76%		5.09%	4.80%
Class Y shares	7/1/13	2.72%		5.10%†	4.80%†
Barclays U.S. Treasury
Inflation Protected
Securities Index		3.71%		5.54%	5.15%
Barclays U.S. Treasury Inflation
Protected Securities
1-10 Year Index		2.39%		4.32%	4.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2014 to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2014

	Class I Shares	Investor Shares	Class Y Shares
Expenses paid per $1,000†	$2.16	$3.67	$1.96
Ending value (after expenses)	$1,029.50	$1,028.00	$1,028.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2014

	Class I Shares	Investor Shares	Class Y Shares
Expenses paid per $1,000†	$2.16	$3.66	$1.96
Ending value (after expenses)	$1,022.66	$1,021.17	$1,022.86

† Expenses are equal to the fund’s annualized expense ratio of .43% for Class I, .73% for Investor shares and .39%
for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

July 31, 2014

	Principal
Bonds and Notes—99.6%	Amount ($)		Value ($)
U.S. Treasury Inflation Protected Securities:
0.13%, 4/15/16	16,105,778	[a]	16,455,579
0.13%, 4/15/17	37,875,604	[a]	38,886,126
0.13%, 4/15/19	8,974,103	[a,b]	9,168,311
0.13%, 1/15/22	42,654,023	[a]	42,758,995
0.13%, 7/15/22	33,178,380	[a]	33,269,090
0.13%, 1/15/23	10,552,832	[a]	10,483,996
0.50%, 4/15/15	2,074,558	[a,b]	2,094,980
0.63%, 1/15/24	8,309,169	[a]	8,586,030
1.25%, 7/15/20	18,493,327	[a]	20,123,773
1.38%, 7/15/18	4,362,761	[a]	4,725,075
1.88%, 7/15/15	5,148,577	[a,b]	5,318,321
2.00%, 1/15/16	12,680,024	[a,b]	13,287,778
2.13%, 1/15/19	19,477,409	[a]	21,741,658
2.50%, 7/15/16	2,332,183	[a,b]	2,512,654
Total Bonds and Notes
(cost $233,748,447)			229,412,366

Other Investment—.6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,369,700)	1,369,700	[c]	1,369,700

Total Investments (cost $235,118,147)	100.2%		230,782,066

Liabilities, Less Cash and Receivables	(.2%)		(360,273)

Net Assets	100.0%		230,421,793

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
b Security, or portion thereof, on loan.At July 31, 2014, the value of the fund’s securities on loan was $31,408,913 and the value of the collateral held by the fund was $34,483,094, consisting of U.S. Government & Agency securities.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	99.6	Money Market Investment	.6
			100.2
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2014

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,408,913)—Note 1(b):
Unaffiliated issuers		233,748,447	229,412,366
Affiliated issuers		1,369,700	1,369,700
Receivable for investment securities sold			4,399,703
Receivable for shares of Common Stock subscribed			430,823
Dividends, interest and securities lending income receivable			87,187
Prepaid expenses			18,655
			235,718,434
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			78,480
Cash overdraft due to Custodian			244,560
Payable for investment securities purchased			4,674,855
Payable for shares of Common Stock redeemed			229,309
Accrued expenses			69,437
			5,296,641
Net Assets ($)			230,421,793
Composition of Net Assets ($):
Paid-in capital			239,699,560
Accumulated undistributed investment income—net			1,481,645
Accumulated net realized gain (loss) on investments			(6,423,331)
Accumulated net unrealized appreciation
(depreciation) on investments			(4,336,081)
Net Assets ($)			230,421,793

Net Asset Value Per Share
	Class I Shares	Investor Shares	Class Y Shares
Net Assets ($)	33,536,739	26,864,190	170,020,864
Shares Outstanding	2,600,923	2,082,729	13,186,233
Net Asset Value Per Share ($)	12.89	12.90	12.89

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

Investment Income ($):
Income:
Interest	6,954,260
Income from securities lending—Note 1(b)	32,995
Dividends;
Affiliated issuers	819
Total Income	6,988,074
Expenses:
Management fee—Note 3(a)	795,768
Shareholder servicing costs—Note 3(b)	125,057
Professional fees	66,258
Registration fees	52,475
Directors’ fees and expenses—Note 3(c)	45,933
Custodian fees—Note 3(b)	25,027
Prospectus and shareholders’ reports	24,953
Loan commitment fees—Note 2	3,267
Miscellaneous	23,122
Total Expenses	1,161,860
Less—reduction in fees due to earnings credits—Note 3(b)	(26)
Net Expenses	1,161,834
Investment Income—Net	5,826,240
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,352,926)
Net unrealized appreciation (depreciation) on investments	788,268
Net Realized and Unrealized Gain (Loss) on Investments	(564,658)
Net Increase in Net Assets Resulting from Operations	5,261,582

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2014	2013 [a]
Operations ($):
Investment income—net	5,826,240	6,791,308
Net realized gain (loss) on investments	(1,352,926)	3,715,512
Net unrealized appreciation
(depreciation) on investments	788,268	(33,604,926)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,261,582	(23,098,106)
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(4,357,105)	(6,459,592)
Investor Shares	(501,079)	(882,942)
Class Y Shares	(313,145)	(2)
Net realized gain on investments:
Class I Shares	—	(12,305,261)
Investor Shares	—	(2,160,396)
Total Dividends	(5,171,329)	(21,808,193)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I Shares	46,799,725	120,651,016
Investor Shares	4,441,800	10,077,854
Class Y Shares	171,960,181	1,000
Dividends reinvested:
Class I Shares	1,411,212	9,413,116
Investor Shares	481,408	2,858,557
Class Y Shares	105,612	—
Cost of shares redeemed:
Class I Shares	(320,596,689)	(94,162,287)
Investor Shares	(14,691,581)	(33,707,106)
Class Y Shares	(1,835,639)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(111,923,971)	15,132,150
Total Increase (Decrease) in Net Assets	(111,833,718)	(29,774,149)
Net Assets ($):
Beginning of Period	342,255,511	372,029,660
End of Period	230,421,793	342,255,511
Undistributed investment income—net	1,481,645	824,164

12

		Year Ended July 31,
	2014	2013 [a]
Capital Share Transactions:
Class I Shares[b]
Shares sold	3,683,590	8,679,188
Shares issued for dividends reinvested	110,337	678,344
Shares redeemed	(25,066,715)	(6,917,561)
Net Increase (Decrease) in Shares Outstanding	(21,272,788)	2,439,971
Investor Shares
Shares sold	346,988	719,000
Shares issued for dividends reinvested	37,569	205,256
Shares redeemed	(1,155,729)	(2,442,630)
Net Increase (Decrease) in Shares Outstanding	(771,172)	(1,518,374)
Class Y Shares[b]
Shares sold	13,320,069	78.4
Shares issued for dividends reinvested	8,188	—
Shares redeemed	(142,102)	—
Net Increase (Decrease) in Shares Outstanding	13,186,155	78.4

a Effective July 1, 2013, the existing Institutional shares were redesignated as Class I shares and the fund commenced offering ClassY shares.
b During the period ended July 31, 2014, 12,675,571 Class I shares representing $163,641,624 were exchanged for 12,675,571 ClassY shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Class I Shares	2014	2013 [a]	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.80	14.42	13.68	12.83	11.97
Investment Operations:
Investment income—net[b]	.28	.26	.34	.62	.37
Net realized and unrealized
gain (loss) on investments	.07	(1.07)	.89	.76	.77
Total from Investment Operations	.35	(.81)	1.23	1.38	1.14
Distributions:
Dividends from investment income—net	(.26)	(.28)	(.37)	(.50)	(.28)
Dividends from net realized
gain on investments	—	(.53)	(.12)	(.03)	—
Total Distributions	(.26)	(.81)	(.49)	(.53)	(.28)
Net asset value, end of period	12.89	12.80	14.42	13.68	12.83
Total Return (%)	2.76	(6.01)	9.16	10.95	9.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.37	.37	.40	.44
Ratio of net expenses
to average net assets	.40	.37	.37	.40	.42
Ratio of net investment income
to average net assets	2.23	1.85	2.45	4.71	2.97
Portfolio Turnover Rate	74.65	131.32	97.40	138.50	61.50
Net Assets, end of period ($ x 1,000)	33,537	305,695	308,977	206,693	105,864

a Effective July 1, 2013, the existing Institutional shares were redesignated as Class I shares.
b Based on average shares outstanding.

See notes to financial statements.

14

		Year Ended July 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.81	14.42	13.68	12.83	11.98
Investment Operations:
Investment income—net[a]	.24	.20	.29	.51	.33
Net realized and unrealized
gain (loss) on investments	.07	(1.05)	.89	.82	.76
Total from Investment Operations	.31	(.85)	1.18	1.33	1.09
Distributions:
Dividends from investment income—net	(.22)	(.23)	(.32)	(.45)	(.24)
Dividends from net realized
gain on investments	—	(.53)	(.12)	(.03)	—
Total Distributions	(.22)	(.76)	(.44)	(.48)	(.24)
Net asset value, end of period	12.90	12.81	14.42	13.68	12.83
Total Return (%)	2.44	(6.26)	8.80	10.60	9.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.70	.70	.73	.79
Ratio of net expenses
to average net assets	.72	.70	.70	.73	.71
Ratio of net investment income
to average net assets	1.92	1.40	2.05	3.90	2.63
Portfolio Turnover Rate	74.65	131.32	97.40	138.50	61.50
Net Assets, end of period ($ x 1,000)	26,864	36,559	63,053	46,476	42,846
a Based on average shares outstanding.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.81	12.76
Investment Operations:
Investment income—net[b]	.28	.03
Net realized and unrealized
gain (loss) on investments	.06	.05
Total from Investment Operations	.34	.08
Distributions:
Dividends from investment income—net	(.26)	(.03)
Net asset value, end of period	12.89	12.81
Total Return (%)	2.72	.60	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.39	.36	[d]
Ratio of net expenses to average net assets	.39	.36	[d]
Ratio of net investment income
to average net assets	2.24	2.36	[d]
Portfolio Turnover Rate	74.65	131.32
Net Assets, end of period ($ x 1,000)	170,021	1

a	From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and ClassY (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor Shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

18

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

dures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	1,369,700	—	—	1,369,700
U.S. Treasury	—	229,412,366	—	229,412,366

At July 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

20

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended July 31, 2014,The Bank of New York Mellon earned $7,622 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	7/31/2013	($)	Purchases ($)	Sales ($)	7/31/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,195,354		60,370,451	60,196,105	1,369,700.6

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,481,764, accumulated capital losses $5,603,757 and unrealized depreciation $5,155,774.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2014.The fund has $5,603,757 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2014 and July 31, 2013 were as follows: ordinary income $5,171,329 and $10,714,597, and long-term capital gains $0 and $11,093,596, respectively.

22

During the period ended July 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for treasury inflation-protected securities, the fund increased accumulated undistributed investment income-net by $2,570 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2014, Investor Shares were charged $74,643 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2014, the fund was charged $10,020 for transfer agency services and $348 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $26.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2014, the fund was charged $25,027 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2014, the fund was charged $19 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

24

During the period ended July 31, 2014, the fund was charged $9,153 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $57,982, Shareholder Services Plan fees $5,695, custodian fees $10,018, Chief Compliance Officer fees $2,945 and transfer agency fees $1,840.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2014, amounted to $198,999,404 and $310,091,657, respectively.

At July 31, 2014, the cost of investments for federal income tax purposes was $235,937,840; accordingly, accumulated net unrealized depreciation on investments was $5,155,774, consisting of $643,063 gross unrealized appreciation and $5,798,837 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 25, 2014

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2014 as qualifying “interest-related dividends.”Also, for state individual income tax purposes, the fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2014 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15 and 16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, the majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the three-year period when the fund’s performance was above the Performance Universe median, and ranked in the fourth quartile of the Performance Group for all periods.The Board also noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for eight of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement

30

bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  While the Board was satisfied with the fund’s yield performance, the Board expressed concern about the fund’s total return performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Whitney I. Gerard (79)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP (1984-present)
No. of Portfolios for which Board Member Serves: 35
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 49

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (50)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113
———————
Roslyn M. Watson (64)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66

34

INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 33
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (72)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 33
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† Robin A. Melvin, Roslyn M.Watson and Isabel P. Dunst were elected and Gordon J. Davis was reelected as Board
Members of the Company on December 6, 2013, effective January 1, 2014. J. Charles Cardona was elected as a
Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

36

The Fund 37

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Intermediate
Term Income Fund

ANNUAL REPORT July 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Financial Futures
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Important Tax Information
51	Information About the Renewal of the Fund’s Management Agreement
56	Board Members Information
59	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Intermediate
Term Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2013, through July 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The more interest rate-sensitive sectors of the U.S. bond market lost a degree of value over the final months of 2013 amid stronger economic growth and rising long-term interest rates. In contrast, the same securities defied many analysts’ expectations during the first seven months of 2014, when long-term interest rates moderated despite a series of reductions in quantitative easing by monetary policymakers and a rebound from an economic soft patch early in the year. As a result, most bond market sectors produced attractive total returns for the reporting period overall.

The U.S. economic recovery currently appears likely to remain on track, as evidenced by stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth.While these developments could portend well for corporate-backed bonds over the remainder of the year, the possibility of higher inflation and rising interest rates suggests that selectivity and a long-term perspective could become more important determinants of investment success in more interest rate-sensitive market sectors. As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
August 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2013, through July 31, 2014, as provided by David Horsfall and David Bowser, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2014, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 5.06%, Class C shares returned 4.29%, Class I shares returned 5.34%, and ClassY shares returned 5.50%.1 In comparison, the fund’s benchmark, the Barclays U.S.Aggregate Bond Index, achieved a total return of 3.97% for the same period.2

A recovering U.S. economy and rising long-term interest rates caused bond prices to fall during the final months of 2013, but renewed economic uncertainties and supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first seven months of 2014.The fund outperformed its benchmark, mainly due to favorable security selections among corporate-backed securities and European sovereign bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent as determined by Dreyfus.These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), and foreign bonds. Typically, the fund can be expected to have an average effective maturity ranging between five and ten years, and an average effective duration ranging between three and eight years. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk bonds”) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Developments Drove Bond Market Performance

By the end of 2013, mounting evidence of an accelerating economic recovery and the Federal Reserve Board’s (the “Fed”) decision to begin reducing its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a 2.9% annualized rate over the first quarter of 2014.

In contrast, government officials estimated that economic growth rebounded at a 4.0% annualized rate during the second quarter. Labor markets continued to strengthen, inflation accelerated somewhat, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of securities kept yields low. By the reporting period’s end, yields of 10-year U.S.Treasury securities remained well below their year-end 2013 levels, while short-term yields remained anchored by an unchanged federal funds rate.

Higher yielding bond market sectors, such as lower rated corporate-backed bonds and asset-backed securities, generally outperformed U.S. government securities when credit conditions improved and income-oriented investors resumed their reach for competitive yields.

Security Selection Strategies Buoyed Results

Overweighted exposure to corporate-backed bonds and asset-backed securities helped boost relative performance in the changing market environment. In addition, the fund benefited over the reporting period from a focus on lower rated corporate securities, including BBB-rated investment-grade bonds and below-investment grade high yield securities. U.S. dollar-denominated sovereign debt from European issuers also gained value as the region recovered from a deep recession. The fund added value with asset-backed securities, and new positions in Treasury Inflation Protected Securities (“TIPS”) fared well when inflation accelerated mildly in 2014.

Although a modestly short average duration helped cushion the damaging effects of rising long-term interest rates in 2013, the same strategy proved counterproductive when rates fell in 2014.The adverse impact of this duration position was largely offset by better results stemming from underweighted exposure to the intermediate-term segment of the market’s maturity range.

4

At times during the reporting period, we employed futures contracts to manage the fund’s interest rate positioning.

Strategies for an Improving Economic Environment

The U.S. economic recovery appears to be back on track, and U.S. GDP growth seems likely to persist over the remainder of the year.This development potentially raises the risks of rising interest rates and heightened market volatility.Therefore, we have reduced the fund’s overweighted positions among corporate bonds and asset-backed securities, which reached richer valuations.We also sold some European sovereign bond holdings to lock in recent gains, and we have maintained underweighted exposure to residential mortgage-backed securities due to supply-and-demand concerns. In our judgment, these are prudent strategies for a changing market environment.

August 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. Investing internationally involves special risk, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Class I andY shares reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after May 1, 2015. Had these expenses not been absorbed, the returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/13/08 (the inception date for Class C shares).
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of Dreyfus Intermediate Term Income Fund on 7/31/04 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/14
Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	0.34%		5.34%	4.74%
without sales charge	2/2/96	5.06%		6.32%	5.22%
Class C shares
with applicable redemption charge †	5/13/08	3.29%		5.54%	4.72%††
without redemption	5/13/08	4.29%		5.54%	4.72%††
Class I shares	5/31/01	5.34%		6.61%	5.50%
Class Y shares	7/1/13	5.50%		6.42%††	5.26%††
Barclays U.S. Aggregate Bond Index		3.97%		4.47%	4.80%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 5/13/08 (the inception date for Class C shares).
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2014 to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.58	$8.28	$2.77	$2.62
Ending value (after expenses)	$1,027.80	$1,024.00	$1,029.60	$1,030.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.56	$8.25	$2.76	$2.61
Ending value (after expenses)	$1,020.28	$1,016.61	$1,022.07	$1,022.22

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.65% for Class C, .55% for
Class I and .52% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

July 31, 2014

	Coupon	Maturity	Principal
Bonds and Notes—121.8%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables—4.8%
AmeriCredit Automobile Receivables
Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	4,275,000		4,290,610
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	2,190,000		2,219,066
AmeriCredit Automobile Receivables
Trust, Ser. 2012-4, Cl. D	2.68	10/9/18	2,970,000		3,039,874
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	5,965,000		6,267,360
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	6,895,000		7,286,298
Capital Auto Receivables Asset
Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	6,240,000		6,241,975
Santander Drive Auto Receivables
Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	2,935,000		2,963,003
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	3,980,000		4,061,057
Santander Drive Auto Receivables
Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	4,545,000		4,661,336
Santander Drive Auto Receivables
Trust, Ser. 2012-2, Cl. C	3.20	2/15/18	540,000		551,477
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	1,415,000		1,449,883
Santander Drive Auto Receivables
Trust, Ser. 2011-3, Cl. D	4.23	5/15/17	2,775,000		2,879,787
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	3,235,000		3,391,470
					49,303,196
Asset-Backed Ctfs./
Home Equity Loans—.3%
Citicorp Residential Mortgage
Trust, Ser. 2007-2, Cl. A3	6.08	6/25/37	276,315	[b]	277,763
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	11/25/34	823,138	[b]	849,293
First NLC Trust,
Ser. 2005-2, Cl. M1	0.64	9/25/35	1,775,000	[b]	1,680,029
					2,807,085

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Manufactured Housing—.1%
Origen Manufactured Housing
Contract Trust,
Ser. 2005-B, Cl. M2	6.48	1/15/37	1,028,328		1,105,622
Commercial Mortgage
Pass-Through Ctfs.—4.7%
Aventura Mall Trust,
Ser. 2013-AVM, Cl. C	3.87	12/5/32	6,550,000	[b,c]	6,750,158
Commercial Mortgage Trust,
Ser. 2013-CR11, Cl. B	5.16	10/10/46	7,744,000	[b]	8,581,181
Extended Stay America Trust,
Ser. 2013-ESH7, Cl. C7	3.90	12/5/31	6,430,000	[c]	6,590,281
FREMF Mortgage Trust,
Ser. 2013-K35, Cl. B	3.95	8/25/23	4,085,000	[b,c]	4,143,136
FREMF Mortgage Trust,
Ser. 2014-K37, Cl. B	4.56	1/25/47	2,060,000	[b,c]	2,172,536
Hilton USA Trust,
Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	4,835,000	[c]	4,943,962
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2013-LC11, Cl. C	3.96	4/15/46	2,305,000	[b]	2,301,252
JPMBB Commercial Mortgage
Securities Trust,
Ser. 2014-C18, Cl. A5	4.08	2/15/47	4,790,000		5,081,814
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C13, Cl. B	4.74	11/15/46	4,100,000	[b]	4,409,359
UBS Commercial Mortgage Trust,
Ser. 2012-C1, Cl. A3	3.40	5/10/45	1,815,000		1,859,372
WFRBS Commercial Mortgage Trust,
Ser. 2013-C17, Cl. A4	4.02	12/15/46	1,050,000		1,110,256
					47,943,307
Consumer Discretionary—2.7%
21st Century Fox America,
Gtd. Notes	4.00	10/1/23	500,000		514,046
21st Century Fox America,
Gtd. Debs	7.63	11/30/28	2,670,000		3,424,689
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B	7.63	3/15/20	1,194,000		1,259,670

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	4,110,000	[c]	4,643,667
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	7,366,472	[c]	9,683,507
Numericable Group,
Sr. Scd. Bonds	6.00	5/15/22	800,000	[c]	805,000
Numericable Group,
Sr. Scd. Bonds	6.25	5/15/24	500,000	[c]	503,125
Staples,
Sr. Unscd. Notes	2.75	1/12/18	2,770,000		2,787,573
TCI Communications,
Sr. Unscd. Debs	7.88	2/15/26	355,000		494,243
Time Warner,
Gtd. Debs	5.35	12/15/43	2,800,000		3,019,164
					27,134,684
Consumer Staples—1.9%
Altria Group,
Gtd. Notes	4.00	1/31/24	805,000		822,162
Altria Group,
Gtd. Notes	4.75	5/5/21	1,475,000		1,625,059
ConAgra Foods,
Sr. Unscd. Notes	4.65	1/25/43	1,395,000		1,389,080
Lorillard Tobacco,
Gtd. Notes	3.75	5/20/23	3,190,000		3,130,995
Pernod Ricard,
Sr. Unscd. Notes	4.25	7/15/22	1,715,000	[c]	1,794,897
Pernod Ricard,
Sr. Unscd. Notes	4.45	1/15/22	2,055,000	[c]	2,181,794
Reynolds American,
Gtd. Notes	4.85	9/15/23	4,595,000		4,893,831
Wm. Wrigley Jr.,
Sr. Unscd. Notes	3.38	10/21/20	3,325,000	[c]	3,420,577
					19,258,395
Energy—2.9%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	2,485,000		2,838,854
Energy Transfer Partners,
Sr. Unscd. Notes	4.90	2/1/24	3,090,000		3,310,308

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Energy Transfer Partners,
Sr. Unscd. Notes	5.15	2/1/43	3,815,000		3,844,929
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.00	3/1/43	3,015,000		2,913,907
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	3,560,000		4,215,147
Oasis Petroleum,
Gtd. Notes	6.88	3/15/22	1,185,000	[c]	1,288,688
Spectra Energy Partners,
Sr. Unscd. Notes	2.95	9/25/18	1,185,000		1,224,350
Spectra Energy Partners,
Sr. Unscd. Notes	4.75	3/15/24	995,000		1,070,418
Talisman Energy,
Sr. Unscd. Notes	3.75	2/1/21	1,915,000		1,985,252
Unit,
Gtd. Notes	6.63	5/15/21	1,215,000		1,281,825
Williams Partners,
Sr. Unscd. Notes	3.35	8/15/22	1,870,000		1,855,543
Williams Partners,
Sr. Unscd. Notes	4.50	11/15/23	2,390,000		2,524,249
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	920,000	[d]	1,095,317
					29,448,787
Financial—14.1%
ABN AMRO Bank,
Sr. Unscd. Notes	2.50	10/30/18	6,375,000	[c]	6,455,656
AIG SunAmerica Global Financing X,
Sr. Scd. Notes	6.90	3/15/32	1,175,000	[c]	1,575,945
Ally Financial,
Gtd. Notes	4.63	6/26/15	2,490,000		2,536,688
Aon,
Gtd. Notes	3.50	6/14/24	2,045,000		2,027,877
ARC Properties Operating
Partnership/Clark Acquisition,
Gtd. Notes	3.00	2/6/19	4,495,000	[c]	4,494,703
Bank of America,
Sr. Unscd. Notes	1.27	1/15/19	5,720,000	[b]	5,813,350
Bank of America,
Sr. Unscd. Notes	2.60	1/15/19	1,860,000		1,871,545

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Bank of America,
Sr. Unscd. Notes	5.00	5/13/21	4,590,000		5,081,584
Bank of America,
Sub. Notes	5.70	5/2/17	785,000		866,313
Bank of America,
Sr. Unscd. Notes	6.40	8/28/17	35,000		39,745
Boston Properties,
Sr. Unscd. Notes	3.70	11/15/18	1,540,000		1,635,816
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	1,797,000		2,116,640
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	1,331,000		1,642,450
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	1,185,000		1,248,694
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	5,170,000		5,898,262
Citigroup,
Sub. Notes	5.50	9/13/25	10,000		11,026
DDR,
Sr. Unscd. Notes	4.75	4/15/18	3,410,000		3,691,004
Discover Financial Services,
Sr. Unscd. Notes	5.20	4/27/22	6,400,000		7,066,445
Duke Realty,
Gtd. Notes	8.25	8/15/19	5,000		6,259
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000		596,234
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.20	1/15/17	145,000		161,996
Ford Motor Credit,
Sr. Unscd. Notes, Ser. 1	1.06	3/12/19	8,215,000	[b]	8,253,791
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	4,655,000		5,130,806
General Electric Capital,
Sr. Unscd. Notes	0.74	1/14/19	5,045,000	[b]	5,081,480
Genworth Holdings,
Gtd. Notes	4.80	2/15/24	3,630,000		3,790,533
Genworth Holdings,
Gtd. Notes	7.20	2/15/21	905,000		1,095,304

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Genworth Holdings,
Gtd. Notes	7.70	6/15/20	1,395,000		1,709,041
Goldman Sachs Group,
Sr. Unscd. Notes	1.32	11/15/18	5,710,000	[b]	5,809,280
Goldman Sachs Group,
Sr. Unscd. Notes	1.83	11/29/23	5,300,000	[b]	5,491,584
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	1,975,000		2,270,296
Health Care REIT,
Sr. Unscd. Notes	5.13	3/15/43	3,985,000		4,262,424
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	4,585,000		4,866,950
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	1,700,000	[c]	1,800,642
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	3,285,000		3,443,091
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.35	8/15/21	1,605,000		1,729,649
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,055,000		2,332,285
Liberty Mutual Group,
Gtd. Notes	6.50	5/1/42	1,475,000	[c]	1,845,547
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	3,215,000		3,663,422
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	3,720,000		4,110,660
Nisource Capital Markets,
Sr. Unscd. Notes	7.86	3/27/17	105,000		118,229
Pacific LifeCorp,
Sr. Unscd. Notes	5.13	1/30/43	5,090,000	[c]	5,323,412
Prudential Financial,
Jr. Sub. Notes	5.88	9/15/42	3,380,000	[b]	3,675,750
Regency Centers,
Gtd. Notes	5.25	8/1/15	1,964,000		2,050,817
Regency Centers,
Gtd. Notes	5.88	6/15/17	210,000		234,947
Royal Bank of Scotland,
Sub. Notes	9.50	3/16/22	5,995,000	[b]	6,981,987

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Royal Bank of Scotland Group,
Sr. Unscd. Notes		2.55	9/18/15	3,770,000		3,842,376
						143,752,535
Foreign/Governmental—5.6%
Banco Nacional de
Desenvolvimento
Economico e Social,
Sr. Unscd. Notes		5.75	9/26/23	5,240,000	[c]	5,651,340
Brazilian Government,
Sr. Unscd. Notes		2.63	1/5/23	2,735,000	[d]	2,506,628
Caixa Economica Federal,
Sr. Unscd. Notes		4.25	5/13/19	4,650,000	[c,d]	4,661,625
Comision Federal de Electricidad,
Sr. Unscd. Notes		4.88	1/15/24	5,030,000	[c]	5,319,225
Ecopetrol,
Sr. Unscd. Notes		5.88	9/18/23	5,545,000		6,278,049
Hungarian Development Bank,
Govt. Gtd. Notes		6.25	10/21/20	2,825,000	[c]	3,156,938
Italian Government,
Treasury Bonds	EUR	4.50	5/1/23	3,400,000		5,282,019
Korea Finance,
Sr. Unscd. Notes		2.25	8/7/17	4,610,000		4,684,903
Petroleos Mexicanos,
Gtd. Notes		4.88	1/24/22	1,350,000		1,448,550
Petroleos Mexicanos,
Gtd. Notes		5.50	1/21/21	3,160,000		3,508,548
Petroleos Mexicanos,
Gtd. Bonds		6.63	6/15/35	3,475,000		4,129,343
Portuguese Government,
Unscd. Notes		5.13	10/15/24	2,560,000	[c]	2,571,341
Province of Quebec Canada,
Sr. Unscd. Notes		4.60	5/26/15	3,380,000		3,499,929
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	1,860,000		2,279,988
South African Government,
Bonds, Ser. R207	ZAR	7.25	1/15/20	28,020,000		2,566,162
						57,544,588

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care—.9%
Biomet,
Gtd. Notes	6.50	8/1/20	1,220,000		1,319,003
CHS/Community Health Systems,
Sr. Scd. Notes	5.13	8/1/21	390,000	[c]	394,875
CHS/Community Health Systems,
Gtd. Notes	6.88	2/1/22	365,000	[c,d]	375,038
Mylan,
Sr. Unscd. Notes	5.40	11/29/43	2,350,000		2,544,709
WellPoint,
Sr. Unscd. Notes	2.30	7/15/18	4,250,000		4,310,792
					8,944,417
Industrial—.7%
ERAC USA Finance,
Gtd. Notes	3.85	11/15/24	500,000	[c]	502,625
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	2,995,000	[c]	3,432,578
Waste Management,
Gtd. Notes	7.00	7/15/28	2,351,000		3,060,475
					6,995,678
Information Technology—.5%
Hewlett-Packard,
Sr. Unscd. Notes	4.30	6/1/21	1,195,000		1,274,869
Xerox,
Sr. Unscd. Notes	5.63	12/15/19	3,000,000		3,418,815
					4,693,684
Materials—2.1%
Anglo American Capital,
Gtd. Notes	4.13	4/15/21	800,000	[c]	817,843
ArcelorMittal,
Sr. Unscd. Notes	4.25	3/1/16	2,545,000	[b]	2,608,625
Freeport-McMoRan,
Gtd. Notes	5.45	3/15/43	2,685,000		2,805,011
LYB International Finance,
Gtd. Notes	4.00	7/15/23	4,320,000		4,507,872
Mosaic,
Sr. Unscd. Notes	4.25	11/15/23	3,370,000	[d]	3,538,325
Vale Overseas,
Gtd. Notes	4.38	1/11/22	3,240,000		3,318,473

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Vale Overseas,
Gtd. Notes	6.88	11/21/36	3,155,000		3,532,653
					21,128,802
Municipal Bonds—1.5%
California,
GO (Build America Bonds)	7.30	10/1/39	3,705,000		5,272,919
Chicago,
GO (Project and
Refunding Series)	6.31	1/1/44	920,000		965,669
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	5,105,000		4,982,684
New York City,
GO (Build America Bonds)	5.99	12/1/36	3,830,000		4,672,408
					15,893,680
Residential Mortgage
Pass-Through Ctfs.—.2%
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-7, Cl. 6A1	5.25	10/25/19	114,238		116,733
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	0.91	2/25/36	1,167,154	[b]	1,077,641
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	1.66	2/25/36	943,930	[b]	924,633
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	598	[b,c]	530
Residential Funding Mortgage
Securities I Trust,
Ser. 2004-S3, Cl. M1	4.75	3/25/19	181,610		179,609
					2,299,146
Telecommunications—2.3%
AT&T,
Sr. Unscd. Notes	1.14	11/27/18	4,410,000	[b]	4,495,126
Digicel,
Sr. Unscd. Notes	6.00	4/15/21	1,290,000	[c]	1,315,800
Intelsat Jackson Holdings,
Gtd. Notes	7.25	4/1/19	1,205,000		1,269,769
Rogers Communications,
Gtd. Notes	4.10	10/1/23	2,550,000		2,640,331

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	2,550,000		3,247,853
T-Mobile USA,
Gtd. Notes	6.13	1/15/22	1,260,000		1,300,950
Verizon Communications,
Sr. Unscd. Notes	6.55	9/15/43	5,825,000		7,342,069
West,
Gtd. Notes	7.88	1/15/19	469,000		492,743
Wind Acquisition Finance,
Gtd. Notes	7.38	4/23/21	1,800,000	[c]	1,881,000
					23,985,641
U.S. Government Agencies—.0%
Small Business Administration
Participation Ctfs., Gov’t
Gtd. Debs., Ser. 97-J	6.55	10/1/17	47,636		50,355
U.S. Government Agencies/
Mortgage-Backed—25.1%
Federal Home Loan Mortgage Corp.:
4.00%			25,755,000	[e,f]	27,040,334
5.00%, 10/1/18—9/1/40			944,782	[e]	1,045,476
5.50%, 11/1/22—5/1/40			3,173,715	[e]	3,493,041
6.00%, 7/1/17—12/1/37			1,092,415	[e]	1,218,679
6.50%, 9/1/29—3/1/32			166,355	[e]	187,660
7.00%, 11/1/31			84,142	[e]	95,169
7.50%, 12/1/25—1/1/31			6,998	[e]	7,457
8.00%, 10/1/19—1/1/28			5,873	[e]	6,736
8.50%, 7/1/30			471	[e]	593
Multiclass Mortgage Participation Ctfs.,
REMIC, Ser. 51, Cl. E,
10.00%, 7/15/20			54,105	[e]	61,146
Federal National Mortgage Association:
3.00%			37,035,000	[e,f]	36,304,718
3.50%			40,945,000	[e,f]	41,729,993
4.00%			57,650,000	[e,f]	60,739,845
4.50%			23,125,000	[e,f]	24,825,738
5.00%			16,910,000	[e,f]	18,651,206
4.50%, 11/1/14			115	[e]	122
5.00%, 5/1/18—9/1/40			3,034,228	[e]	3,354,233
5.50%, 8/1/22—8/1/40			9,208,834	[e]	10,273,725
6.00%, 1/1/19—1/1/38			958,041	[e]	1,066,842
6.50%, 3/1/26—10/1/32			62,890	[e]	71,752
7.00%, 9/1/14—7/1/32			34,010	[e]	38,545

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage
Association (continued):
7.50%, 11/1/27—3/1/31			5,250	[e]	5,912
8.00%, 12/1/25			9,065	[e]	10,078
Pass-Through Ctfs., REMIC,
Ser. 1988-16, Cl. B, 9.50%, 6/25/18			24,817	[e]	26,879
Government National Mortgage Association I:
5.50%, 4/15/33			1,008,734		1,129,227
6.50%, 4/15/28—9/15/32			35,545		40,542
7.00%, 12/15/26—9/15/31			9,098		9,829
7.50%, 12/15/26—11/15/30			1,943		1,975
8.00%, 5/15/26—10/15/30			15,303		16,353
8.50%, 4/15/25			3,403		3,851
9.00%, 10/15/27			8,142		8,302
9.50%, 11/15/17—2/15/25			26,672		28,439
Government National Mortgage Association II:
4.50%			22,510,000	[f]	24,456,410
6.50%, 2/20/31—7/20/31			69,898		80,908
7.00%, 11/20/29			223		259
					256,031,974
U.S. Government Securities—49.3%
U.S. Treasury Bonds:
3.75%, 11/15/43			27,715,000		30,081,612
6.25%, 5/15/30			7,515,000		10,658,968
U.S. Treasury Inflation Protected Securities;
Notes, 0.13%, 4/15/18			50,042,215	[g]	51,279,609
U.S. Treasury Notes:
0.13%, 12/31/14			153,315,000		153,356,855
0.25%, 8/31/14			61,805,000		61,815,878
0.25%, 9/30/14			82,065,000		82,093,887
0.25%, 12/31/15			5,140,000	[d]	5,140,504
0.50%, 8/15/14			29,240,000		29,245,146
1.50%, 12/31/18			50,985,000		50,686,279
2.38%, 8/31/14			28,040,000		28,093,669
					502,452,407
Utilities—2.1%
AES,
Sr. Unscd. Notes	8.00	6/1/20	1,089,000		1,290,465
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	473,000		514,961

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]			Value ($)
Utilities (continued)
Commonwealth Edison,
First Mortgage Bonds	6.15	9/15/17	60,000			68,530
Consolidated Edison Company of
New York, Sr. Unscd. Debs.,
Ser. 06-D	5.30	12/1/16	675,000			741,235
Enel,
Sub. Bonds	8.75	9/24/73	1,415,000	[b,c]		1,676,775
Enel Finance International,
Gtd. Notes	6.80	9/15/37	740,000	[c]		918,084
Exelon Generation,
Sr. Unscd. Notes	5.20	10/1/19	2,200,000			2,452,701
Exelon Generation,
Sr. Unscd. Notes	6.25	10/1/39	355,000			415,436
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	395,000			543,902
NiSource Finance,
Gtd. Notes	4.45	12/1/21	3,295,000			3,536,339
NiSource Finance,
Gtd. Notes	5.65	2/1/45	4,435,000			5,025,560
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	3,060,000			3,364,657
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	550,000			742,425
						21,291,070
Total Bonds and Notes
(cost $1,211,531,716)						1,242,065,053

Short-Term Investments—.1%
U.S. Treasury Bills;
0.04%, 11/13/14
(cost $1,599,816)			1,600,000		[h]	1,599,850

Other Investment—.6%			Shares			Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,785,010)			5,785,010		[i]	5,785,010

20

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,319,200)	5,319,200 [i]	5,319,200
Total Investments (cost $1,224,235,742)	123.0%	1,254,769,113
Liabilities, Less Cash and Receivables	(23.0%)	(234,904,925)
Net Assets	100.0%	1,019,864,188

GO—General Obligation
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
ZAR—South African Rand
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2014, these securities were valued at $103,092,850 or 10.1% of net assets.
d Security, or portion thereof, on loan.At July 31, 2014, the value of the fund’s securities on loan was $17,786,369 and the value of the collateral held by the fund was $18,462,895, consisting of cash collateral of $5,319,200 and
U.S. Government & Agency securities valued at $13,143,695.
e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
h Held by or on behalf of a counterparty for open financial futures contracts.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government and Agencies/		Municipal Bonds	1.5
Mortgage-Backed	74.4	Short-Term/
Corporate Bonds	30.2	Money Market Investments	1.2
Foreign/Governmental	5.6	Residential Mortgage-Backed	.2
Asset-Backed	5.2
Commercial Mortgage-Backed	4.7		123.0

† Based on net assets.
See notes to financial statements.

The Fund 21

STATEMENT OF FINANCIAL FUTURES

July 31, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2014 ($)
Financial Futures Short
Euro-Bond	23	(4,557,807)	September 2014	(98,270)
U.S. Treasury 10 Year Notes	424	(52,834,375)	September 2014	171,296
Gross Unrealized Appreciation				171,296
Gross Unrealized Depreciation				(98,270)
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,786,369)—Note 1(c):
Unaffiliated issuers		1,213,131,532 1,243,664,903
Affiliated issuers			11,104,210	11,104,210
Cash denominated in foreign currencies			841,671	869,754
Receivable for open mortgage dollar roll transactions—Note 4				6,642,086
Dividends, interest and securities lending income receivable				5,740,929
Receivable for shares of Common Stock subscribed				75,296
Unrealized appreciation on forward foreign
currrency exchange contracts—Note 4				58,504
Receivable for futures variation margin—Note 4				23,160
Prepaid expenses				67,884
			1,268,246,726
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				639,075
Cash overdraft due to Custodian				359,711
Payable for open mortgage dollar roll transactions—Note 4				241,094,740
Liability for securities on loan—Note 1(c)				5,319,200
Payable for shares of Common Stock redeemed				613,250
Accrued expenses				356,562
				248,382,538
Net Assets ($)			1,019,864,188
Composition of Net Assets ($):
Paid-in capital				991,656,635
Accumulated undistributed investment income—net				519,560
Accumulated net realized gain (loss) on investments				(3,004,025)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$73,026 net unrealized appreciation on financial futures)				30,692,018
Net Assets ($)			1,019,864,188

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	730,090,711	28,295,229	238,569,415	22,908,833
Shares Outstanding	52,389,069	2,030,396	17,123,781	1,643,642
Net Asset Value Per Share ($)	13.94	13.94	13.93	13.94

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

Investment Income ($):
Income:
Interest	29,313,944
Income from securities lending—Note 1(c)	85,009
Dividends;
Affiliated issuers	17,106
Total Income	29,416,059
Expenses:
Management fee—Note 3(a)	4,758,733
Shareholder servicing costs—Note 3(c)	3,230,519
Distribution fees—Note 3(b)	226,905
Directors’ fees and expenses—Note 3(d)	204,018
Prospectus and shareholders’ reports	126,273
Professional fees	100,943
Custodian fees—Note 3(c)	99,723
Registration fees	90,463
Loan commitment fees—Note 2	8,657
Miscellaneous	69,778
Total Expenses	8,916,012
Less—reduction in expenses due to undertaking—Note 3(a)	(188,135)
Less—reduction in fees due to earnings credits—Note 3(c)	(903)
Net Expenses	8,726,974
Investment Income—Net	20,689,085
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	13,866,765
Net realized gain (loss) on options transactions	(667,674)
Net realized gain (loss) on financial futures	(1,852,919)
Net realized gain (loss) on forward foreign currency exchange contracts	622,849
Net Realized Gain (Loss)	11,969,021
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	17,704,976
Net unrealized appreciation (depreciation) on options transactions	1,445,440
Net unrealized appreciation (depreciation) on financial futures	73,026
Net unrealized appreciation (depreciation) on
forward foreign currency exchange transactions	58,504
Net Unrealized Appreciation (Depreciation)	19,281,946
Net Realized and Unrealized Gain (Loss) on Investments	31,250,967
Net Increase in Net Assets Resulting from Operations	51,940,052

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2014	2013 [a]
Operations ($):
Investment income—net	20,689,085	21,572,895
Net realized gain (loss) on investments	11,969,021	11,109,211
Net unrealized appreciation
(depreciation) on investments	19,281,946	(37,384,824)
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,940,052	(4,702,718)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(17,278,441)	(22,265,613)
Class C	(459,866)	(664,309)
Class I	(6,795,556)	(4,889,912)
Class Y	(22,972)	(2)
Net realized gain on investments:
Class A	(1,089,969)	(9,121,673)
Class C	(43,458)	(405,880)
Class I	(371,231)	(940,415)
Class Y	(1)	—
Total Dividends	(26,061,494)	(38,287,804)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	63,476,392	104,981,562
Class C	1,977,190	3,533,808
Class I	34,064,358	60,600,537
Class Y	23,538,390	1,000
Net assets received in connection
with reorganization—Note 1	—	172,875,697

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2014	2013 [a]
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A	16,292,979	28,092,606
Class C	347,698	746,546
Class I	6,194,567	4,774,741
Class Y	1,344	—
Cost of shares redeemed:
Class A	(216,769,705)	(243,595,071)
Class C	(9,032,110)	(12,166,485)
Class I	(67,832,469)	(58,798,486)
Class Y	(596,796)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(148,338,162)	61,046,455
Total Increase (Decrease) in Net Assets	(122,459,604)	18,055,933
Net Assets ($):
Beginning of Period	1,142,323,792	1,124,267,859
End of Period	1,019,864,188	1,142,323,792
Undistributed investment income—net	519,560	667,792

26

		Year Ended July 31,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	4,620,061	7,466,921
Shares issued for dividends reinvested	1,184,847	1,997,614
Shares redeemed	(15,862,094)	(17,368,482)
Net Increase (Decrease) in Shares Outstanding	(10,057,186)	(7,903,947)
Class Cb
Shares sold	143,976	251,281
Shares issued for dividends reinvested	25,294	53,038
Shares redeemed	(659,889)	(868,830)
Net Increase (Decrease) in Shares Outstanding	(490,619)	(564,511)
Class Ic
Shares sold	2,485,456	4,298,318
Shares issued in connection
with reorganization—Note 1	—	12,234,875
Shares issued for dividends reinvested	450,367	341,296
Shares redeemed	(4,910,203)	(4,197,134)
Net Increase (Decrease) in Shares Outstanding	(1,974,380)	12,677,355
Class Yc
Shares sold	1,686,131	73.58
Shares issued for dividends reinvested	96	—
Shares redeemed	(42,659)	—
Net Increase (Decrease) in Shares Outstanding	1,643,568	73.58

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended July 31, 2013, 150,323 Class C shares representing $2,122,392 were exchanged for
150,418 Class A shares.
c During the period ended July 31, 2014, 1,685,826 Class I shares representing $23,517,274 were exchanged for
1,684,619 ClassY shares.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.59	14.08	13.44	13.15	12.00
Investment Operations:
Investment income—net[a]	.26	.26	.25	.41	.53
Net realized and unrealized
gain (loss) on investments	.42	(.29)	.71	.33	1.15
Total from Investment Operations	.68	(.03)	.96	.74	1.68
Distributions:
Dividends from investment income—net	(.31)	(.33)	(.32)	(.45)	(.53)
Dividends from net realized
gain on investments	(.02)	(.13)	—	—	—
Total Distributions	(.33)	(.46)	(.32)	(.45)	(.53)
Net asset value, end of period	13.94	13.59	14.08	13.44	13.15
Total Return (%)[b]	5.06	(.24)	7.26	5.75	14.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.86	.89	.88	.89
Ratio of net expenses
to average net assets	.89	.86	.89	.88	.88
Ratio of net investment income
to average net assets	1.89	1.82	1.80	3.14	4.21
Portfolio Turnover Rate[c]	370.61	447.47	464.84	371.17	237.07
Net Assets, end of period
($ x 1,000)	730,091	848,610	990,446	1,110,179	1,176,710

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2014, 2013,
2012, 2011 and 2010 were 160.57%, 227.13%, 205.07%, 156.79% and 90.98%, respectively.

See notes to financial statements.

28

		Year Ended July 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.59	14.08	13.44	13.15	12.00
Investment Operations:
Investment income—net[a]	.16	.15	.15	.32	.43
Net realized and unrealized
gain (loss) on investments	.42	(.28)	.72	.33	1.15
Total from Investment Operations	.58	(.13)	.87	.65	1.58
Distributions:
Dividends from investment income—net	(.21)	(.23)	(.23)	(.36)	(.43)
Dividends from net realized
gain on investments	(.02)	(.13)	—	—	—
Total Distributions	(.23)	(.36)	(.23)	(.36)	(.43)
Net asset value, end of period	13.94	13.59	14.08	13.44	13.15
Total Return (%)[b]	4.29	(.99)	6.49	5.01	13.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.61	1.63	1.59	1.66
Ratio of net expenses
to average net assets	1.63	1.61	1.63	1.59	1.66
Ratio of net investment income
to average net assets	1.15	1.08	1.07	2.44	3.41
Portfolio Turnover Rate[c]	370.61	447.47	464.84	371.17	237.07
Net Assets, end of period ($ x 1,000)	28,295	34,259	43,439	41,001	47,907

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2014, 2013,
2012, 2011 and 2010 were 160.57%, 227.13%, 205.07%, 156.79% and 90.98%, respectively.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.59	14.08	13.44	13.14	12.00
Investment Operations:
Investment income—net[a]	.31	.29	.28	.46	.56
Net realized and unrealized
gain (loss) on investments	.41	(.28)	.72	.34	1.15
Total from Investment Operations	.72	.01	1.00	.80	1.71
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.36)	(.50)	(.57)
Dividends from net realized
gain on investments	(.02)	(.13)	—	—	—
Total Distributions	(.38)	(.50)	(.36)	(.50)	(.57)
Net asset value, end of period	13.93	13.59	14.08	13.44	13.14
Total Return (%)	5.34	.01	7.59	6.09	14.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62	.61	.69	.55	.62
Ratio of net expenses
to average net assets	.55	.58	.69	.55	.59
Ratio of net investment income
to average net assets	2.23	2.12	1.99	3.46	4.46
Portfolio Turnover Rate[b]	370.61	447.47	464.84	371.17	237.07
Net Assets, end of period ($ x 1,000)	238,569	259,454	90,383	26,085	29,781

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2014, 2013,
2012, 2011 and 2010 were 160.57%, 227.13%, 205.07%, 156.79% and 90.98%, respectively.

See notes to financial statements.

30

	Year Ended	Period Ended
Class Y Shares	July 31, 2014	July 31, 2013[a]
Per Share Data ($):
Net asset value, beginning of period	13.59	13.59
Investment Operations:
Investment income—net[b]	.29	.02
Net realized and unrealized
gain (loss) on investments	.45	.01
Total from Investment Operations	.74	.03
Distributions:
Dividends from investment income—net	(.37)	(.03)
Dividends from net realized gain on investments	(.02)	—
Total Distributions	(.39)	(.03)
Net asset value, end of period	13.94	13.59
Total Return (%)	5.50	.22	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.46	[d]
Ratio of net expenses to average net assets	.52	.46	[d]
Ratio of net investment income
to average net assets	2.26	1.97	[d]
Portfolio Turnover Rate[e]	370.61	447.47
Net Assets, end of period ($ x 1,000)	22,909	1

a From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2014 and
2013 were 160.57% and 227.13%, respectively.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 18, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of Dreyfus Investment Funds—Dreyfus/Standish Fixed Income Fund (“Standish Fixed Income”) were transferred to the fund in exchange for Class I shares of Common Stock of the fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Standish Fixed Income received Class I shares of the fund, in an amount equal to the aggregate net asset value of their investment in Standish Fixed Income at the time of the exchange. The exchange ratio for Standish Fixed Income was 1.59 to 1.The net asset value of the fund’s shares on the close of business January 18, 2013, after the reorganization was $14.13 for Class I shares, and a total of 12,234,875 Class I shares were issued to shareholders of Standish Fixed Income in the exchange.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.3 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (500 million shares authorized), Class C (200 million shares authorized), Class I (500 million shares authorized) and ClassY (100 million shares authorized). Class A shares generally are subject to a sales charge

32

imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and

34

are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	53,215,903	—	53,215,903
Commercial
Mortgage-Backed	—	47,943,307	—	47,943,307
Corporate Bonds†	—	306,633,693	—	306,633,693
Foreign Government	—	57,544,588	—	57,544,588
Municipal Bonds†	—	15,893,680	—	15,893,680
Mutual Funds	11,104,210	—	—	11,104,210
Residential
Mortgage-Backed	—	2,299,146	—	2,299,146
U.S. Government
Agencies/
Mortgage-Backed	—	256,082,329	—	256,082,329
U.S. Treasury	—	504,052,257	—	504,052,257
Other Financial
Instruments:
Financial Futures††	171,296	—	—	171,296
Forward Foreign
Currency Exchange
Contracts††	—	58,504	—	58,504

36

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(98,270)	—	—	(98,270)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended July 31, 2014,The Bank of New York Mellon earned $19,591 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	7/31/2013$)	(Purchases ($)	Sales ($)	7/31/2014($)	Assets )	(%
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,937,942	604,786,066	604,938,998	5,785,010.6
Dreyfus
Institutional
Cash
Advantage
Fund	5,106,300	99,047,661	98,834,761	5,319,200.5
Total	11,044,242	703,833,727	703,773,759	11,104,210	1.1

38

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $559,428, accumulated other losses $1,137,700 and unrealized appreciation $28,785,825.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2014 and July 31, 2013 were as follows: ordinary income $24,569,448 and $32,397,996, and long-term capital gains $1,492,046 and $5,889,808, respectively.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, dividend reclassification, consent fees and foreign CPI adjustment, the fund increased accumulated undistributed investment income-net by $3,719,518 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed, from August 1, 2013 through April 30, 2014 for Class I and ClassY shares, to waive receipt of its fees and/or assume the expenses of the fund’s Class I and ClassY shares, so that the expenses of the fund’s Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .55% of the value of the average daily net assets of Class I and Class Y shares.The Manager has contractually agreed, from May 1, 2014 through May 1, 2015 for Class I and ClassY shares, to waive receipt of its fees and/or assume the expenses of the

40

fund’s Class I and ClassY shares, so that the expenses of the fund’s Class I and ClassY shares (excluding certain expenses as described above) do not exceed .55% and .50% of the value of the respective class’ average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $188,135 during the period ended July 31, 2014.

During the period ended July 31, 2014, the Distributor retained $1,230 from commissions earned on sales of the fund’s Class A shares and $1,295 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2014, Class C shares were charged $226,905 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2014, Class A and Class C shares were charged $1,912,179 and $75,635, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2014, the fund was charged $312,481 for transfer agency services and $12,430 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $903.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2014, the fund was charged $99,723 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended July 31, 2014, the fund was charged $7,823 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2014, the fund was charged $9,153 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $391,914, Distribution Plan fees $18,154, Shareholder Services Plan fees $161,831, custodian fees $36,805, Chief Compliance Officer fees $2,945 and transfer agency fees $36,486, which are offset against an expense reimbursement currently in effect in the amount of $9,060.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

42

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended July 31, 2014, amounted to $4,786,433,471 and $4,932,800,347, respectively, of which $2,712,663,903 in purchases and $2,720,793,019 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended July 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at July 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a

44

result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At July 31, 2014, there were no options written outstanding.

The following summarizes the fund’s call/put options written during the period ended July 31, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
July 31, 2013	60,560,000	1,863,734
Contracts written	55,600,000	520,422
Contracts terminated:
Contracts closed	60,560,000	1,863,734	3,143,064	(1,279,330)
Contracts expired	55,600,000	520,422	—	520,422
Total contracts
terminated	116,160,000	2,384,156	3,143,064	(758,908)
Contracts outstanding
July 31, 2014	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at July 31, 2014:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Euro,
Expiring
8/28/2014[a]	3,770,000	5,067,291	5,048,655	18,636
South African Rand,
Expiring
8/28/2014[b]	28,240,000	2,661,041	2,621,173	39,868
				58,504

Counterparties:
a Goldman Sachs International
b Citigroup

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	171,296	Interest rate risk[1]	(98,270)
Foreign exchange risk[2]	58,504
Gross fair value of
derivatives contracts	229,800		(98,270)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.

46

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[3]	Transactions[4]	Contracts[5]	Total
Interest rate	(1,852,919)	(667,674)	—	(2,520,593)
Foreign exchange	—	—	622,849	622,849
Total	(1,852,919)	(667,674)	622,849	(1,897,744)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Total
Interest rate	73,026	1,445,440	—	1,518,466
Foreign exchange	—	—	58,504	58,504
Total	73,026	1,445,440	58,504	1,576,970

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on options transactions.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

At July 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	58,504	—
Financial futures	171,296	(98,270)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	229,800	(98,270)
Derivatives not subject to MNA
or similar agreements	(171,296)	98,270
Total gross amount of assets and liabilities
subject to MNA or similar agreements	58,504	—

The following table presents derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of July 31, 2014: †

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	39,868	—	—	39,868
Goldman Sachs
International	18,636	—	—	18,636
Total	58,504	—	—	58,504

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2014:

Average Market Value ($)
Interest rate financial futures	93,839,840
Interest rate options contracts	1,912,554
Forward contracts	17,358,925

At July 31, 2014, the cost of investments for federal income tax purposes was $1,226,012,119; accordingly, accumulated net unrealized appreciation on investments was $28,756,994, consisting of $31,504,465 gross unrealized appreciation and $2,747,471 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 25, 2014

The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 73.77% of ordinary income dividends paid during the fiscal year ended July 31, 2014 as qualifying “interest related dividends”. Also, the fund hereby reports $.0195 per share as a long-term capital gain distribution paid on December 16, 2013.

50

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15 and 16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, the majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was below the Performance Group median.The Board also noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus has contractually

52

agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class I and Class Y shares, until May 1, 2015, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .55% and .50%, respectively, of each class' average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale

The Fund 53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

54

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Whitney I. Gerard (79)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP (1984-present)
No. of Portfolios for which Board Member Serves: 35
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 49

56

Robin A. Melvin (50)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113
———————
Roslyn M. Watson (64)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66

The Fund 57

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 33
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (72)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 33
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† Robin A. Melvin, Roslyn M.Watson and Isabel P. Dunst were elected and Gordon J. Davis was re-elected as Board
Members of the Company on December 6, 2013, effective January 1, 2014. J. Charles Cardona was elected as a
Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

58

OFFICERS OF THE FUND (Unaudited)

The Fund 59

OFFICERS OF THE FUND (Unaudited) (continued)

60

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Short Term Income Fund

ANNUAL REPORT July 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
19	Statement of Financial Futures
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Information About the Renewal of the Fund’s Management Agreement
50	Board Members Information
53	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short Term Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2013, through July 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The more interest rate-sensitive sectors of the U.S. bond market lost a degree of value over the final months of 2013 amid stronger economic growth and rising long-term interest rates. In contrast, the same securities defied many analysts’ expectations during the first seven months of 2014, when long-term interest rates moderated despite a series of reductions in quantitative easing by monetary policymakers and a rebound from an economic soft patch early in the year. As a result, most bond market sectors produced attractive total returns for the reporting period overall.

The U.S. economic recovery currently appears likely to remain on track, as evidenced by stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth.While these developments could portend well for corporate-backed bonds over the remainder of the year, the possibility of higher inflation and rising interest rates suggests that selectivity and a long-term perspective could become more important determinants of investment success in more interest rate-sensitive market sectors. As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
August 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2013, through July 31, 2014, as provided by David Horsfall and David Bowser, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2014, Dreyfus Short Term Income Fund’s Class D shares produced a total return of 1.94%, and Class P shares produced a total return of 1.79%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”), achieved a total return of 1.43% for the same period.2

Despite heightened volatility among long-term bonds stemming from changing economic conditions, short-term bonds remained relatively stable as the Federal Reserve Board (the “Fed”) left the overnight federal funds rate unchanged.The fund outperformed its benchmark, mainly due to favorable security selections across a variety of market sectors.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus.The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Developments Drove Bond Market Performance

By the end of 2013, mounting evidence of an accelerating economic recovery and the Fed’s decision to begin reducing its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused bond yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a 2.9% annualized rate over the first quarter of 2014.

In contrast, government officials estimated that economic growth rebounded at a 4.0% annualized rate during the second quarter. Labor markets strengthened, inflation accelerated somewhat, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of securities kept longer term bond yields low, and yields of 10-year U.S. Treasury securities remained well below their year-end 2013 levels. These developments had a far greater impact on long-term bonds than on their short-term counterparts, which remained relatively stable due to the Fed’s unchanged target for short-term interest rates.

Higher yielding bond market sectors generally outperformed U.S. government securities when underlying credit fundamentals strengthened and income-oriented investors resumed their reach for competitive yields. Lower rated corporate-backed bonds and asset-backed securities fared particularly well.

Security Selection Strategies Buoyed Fund Results

The fund’s security selection strategies proved effective in the changing market environment. Overweighted exposure to corporate-backed bonds and asset-backed securities helped boost relative performance.The fund particularly benefited from a focus on lower rated corporate securities, including BBB-rated investment-grade bonds and below-investment grade high yield securities. U.S. dollar-denominated sovereign debt from issuers in Europe and the emerging markets also gained value when regional economic concerns eased. The fund added some value through asset-backed securities, and new positions in Treasury Inflation Protected Securities (“TIPS”) fared well when inflation accelerated mildly in 2014.

A modestly short average duration helped cushion the damaging effects of rising long-term interest rates in 2013, and the same strategy worked well when short-term

4

rates remained relatively stable in 2014. The fund especially benefited from underweighted exposure to bonds with maturities in the three- to five-year range.

At times during the reporting period, we employed futures contracts to manage the fund’s interest rate positioning.

Strategies for an Improving Economic Environment

The U.S. economic recovery appears to be back on track, and U.S. GDP growth seems likely to accelerate over the remainder of the year. This development raises the risks of rising long-term interest rates and heightened market volatility.

As of the reporting period’s end, we have maintained the fund’s relatively short average duration, but we have reduced its overweighted positions among corporate bonds and asset-backed securities that reached richer valuations.We also sold some European sovereign bond holdings to lock in recent gains, and we have maintained underweighted exposure to residential mortgage-backed securities due to supply-and-demand concerns. In our judgment, these are prudent strategies for a changing market environment.

August 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. Investing internationally involves special risk, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after December 1, 2014. Had these expenses not been absorbed, the returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch 1-5Year Corporate/Government Index is a market value-weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment-grade U.S. domestic debt.
Maturities of the securities range from one to five years. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class D and Class P shares of Dreyfus Short
Term Income Fund on 7/31/04 to a $10,000 investment made in the BofA Merrill Lynch 1-5Year
Corporate/Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less.The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/14
	1	Year	5 Years	10 Years
Class D shares	1.94%		3.20%	3.06%
Class P shares	1.79%		3.16%	3.04%
BofA Merrill Lynch 1-5 Year
Corporate/Government Index	1.43%		2.57%	3.46%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2014 to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2014

	Class D	Class P
Expenses paid per $1,000†	$3.24	$3.48
Ending value (after expenses)	$1,008.30	$1,007.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2014

	Class D	Class P
Expenses paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,021.57	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

July 31, 2014

	Coupon	Maturity	Principal
Bonds and Notes—98.5%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables—7.5%
Ally Master Owner Trust,
Ser. 2010-4, Cl. A	1.22	8/15/17	780,000	[b]	786,128
AmeriCredit Automobile Receivables
Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	840,000		843,067
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	415,000		420,508
AmeriCredit Automobile Receivables
Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	920,000		919,830
AmeriCredit Automobile Receivables
Trust, Ser. 2012-4, Cl. D	2.68	10/9/18	655,000		670,410
AmeriCredit Automobile Receivables
Trust, Ser. 2012-2, Cl. D	3.38	4/9/18	1,200,000		1,241,441
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	1,590,000		1,670,596
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	1,310,000		1,384,344
Capital Auto Receivables Asset
Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	440,000		440,139
DT Auto Owner Trust,
Ser. 2014-2A, Cl. C	2.46	1/15/20	2,000,000	[c]	1,996,406
Exeter Automobile Receivables
Trust, Ser. 2013-2A, Cl. B	3.09	7/16/18	1,250,000	[c]	1,277,099
Santander Drive Auto Receivables
Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	575,000		580,486
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	755,000		770,376
Santander Drive Auto Receivables
Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	1,460,000		1,485,849
Santander Drive Auto Receivables
Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	1,180,000		1,210,204
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	285,000		292,026
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	620,000		649,988
SMART Trust,
Ser. 2013-2US, Cl. A4A	1.18	2/14/19	1,540,000		1,532,454
					18,171,351

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Equipment—.6%
CNH Equipment Trust,
Ser. 2011-A, Cl. A4	2.04	10/17/16	1,389,701		1,398,146
Asset-Backed Ctfs./
Home Equity Loans—.3%
Citicorp Residential Mortgage
Trust, Ser. 2007-2, Cl. A3	6.08	6/25/37	399,632	[b]	401,726
First NLC Trust,
Ser. 2005-2, Cl. M1	0.64	9/25/35	420,000	[b]	397,528
					799,254
Commercial Mortgage
Pass-Through Ctfs.—3.3%
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2004-6, Cl. A5	4.81	12/10/42	67,278		67,373
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2005-6, Cl. A4	5.18	9/10/47	894,263	[b]	930,894
Bear Stearns Commercial Mortgage
Securities Trust,
Ser. 2007-PW17, Cl. AAB	5.70	6/11/50	709,167		716,547
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	600,000	[b]	656,653
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.71	12/10/49	825,000	[b]	913,042
Hilton USA Trust,
Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	1,145,000	[c]	1,170,804
JPMBB Commercial Mortgage
Securities Trust,
Ser. 2014-C18, Cl. A2	2.88	2/15/47	2,490,000		2,558,892
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C13, Cl. B	4.74	11/15/46	975,000	[b]	1,048,567
					8,062,772
Consumer Discretionary—2.5%
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B	7.63	3/15/20	620,000		654,100
Comcast,
Gtd. Notes	5.70	7/1/19	650,000		758,469

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Comcast,
Gtd. Notes	5.90	3/15/16	655,000		709,651
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	650,000	[c]	734,400
Daimler Finance North America,
Gtd. Notes	1.25	1/11/16	1,130,000	[c]	1,138,849
Intelsat Jackson Holdings,
Gtd. Notes	7.25	4/1/19	580,000		611,175
Numericable Group,
Sr. Scd. Bonds	6.00	5/15/22	200,000	[c]	201,250
Staples,
Sr. Unscd. Notes	2.75	1/12/18	620,000		623,933
Time Warner,
Gtd. Notes	4.75	3/29/21	570,000		630,398
					6,062,225
Consumer Staples—2.9%
ConAgra Foods,
Sr. Unscd. Notes	1.90	1/25/18	1,390,000		1,390,496
CVS Caremark,
Sr. Unscd. Notes	2.25	12/5/18	1,520,000		1,533,754
Lorillard Tobacco,
Gtd. Notes	8.13	6/23/19	800,000		998,043
Pernod-Ricard,
Sr. Unscd. Notes	2.95	1/15/17	650,000	[c]	672,866
Walgreen,
Sr. Unscd. Notes	1.80	9/15/17	750,000		755,006
WM Wrigley Jr.,
Sr. Unscd. Notes	2.00	10/20/17	1,720,000	[c]	1,740,227
					7,090,392
Energy—4.0%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	535,000		611,182
Energy Transfer Partners,
Sr. Unscd. Notes	4.15	10/1/20	1,235,000		1,297,681
EQT,
Sr. Unscd. Notes	8.13	6/1/19	215,000		266,497
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.95	2/15/18	1,371,000		1,553,486

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
NiSource Finance,
Gtd. Bonds	6.80	1/15/19	1,225,000		1,450,259
Oasis Petroleum,
Gtd. Notes	6.88	3/15/22	285,000	[c]	309,937
Petrobras International Finance,
Gtd. Notes	7.88	3/15/19	520,000		603,652
Spectra Energy Partners,
Sr. Unscd. Notes	2.95	6/15/16	595,000		616,021
Spectra Energy Partners,
Sr. Unscd. Notes	2.95	9/25/18	1,130,000		1,167,524
Talisman Energy,
Sr. Unscd. Notes	3.75	2/1/21	455,000		471,692
Unit,
Gtd. Notes	6.63	5/15/21	290,000		305,950
Williams Partners,
Sr. Unscd. Notes	3.35	8/15/22	405,000		401,869
Williams Partners,
Sr. Unscd. Notes	4.00	11/15/21	450,000		471,074
Williams Partners,
Sr. Unscd. Notes	7.25	2/1/17	235,000		266,966
					9,793,790
Financial—13.0%
ABN AMRO Bank,
Sr. Unscd. Notes	2.50	10/30/18	760,000	[c]	769,616
ABN AMRO Bank,
Sr. Unscd. Notes	4.25	2/2/17	340,000	[c]	363,851
Ally Financial,
Gtd. Notes	4.63	6/26/15	600,000		611,250
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	925,000		1,109,911
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	212,000	[b]	234,260
AON,
Gtd. Notes	3.50	9/30/15	695,000		716,540
ARC Properties Operating
Partnership/Clark Acquisition,
Gtd. Notes	3.00	2/6/19	1,065,000	[c]	1,064,930
Bank of America,
Sr. Unscd. Notes	1.27	1/15/19	1,335,000	[b]	1,356,787

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Bank of America,
Sr. Unscd. Notes	2.60	1/15/19	430,000		432,669
Bank of America,
Sr. Unscd. Notes, Ser. 1	3.75	7/12/16	1,020,000		1,070,966
Bank of America,
Sr. Unscd. Notes	5.65	5/1/18	145,000		163,208
Boston Properties,
Sr. Unscd. Notes	3.70	11/15/18	365,000		387,710
Capital One,
Sr. Unscd. Notes	1.50	3/22/18	1,280,000		1,263,817
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	290,000		305,587
Citigroup,
Sr. Unscd. Notes	4.45	1/10/17	1,000,000		1,072,896
DDR,
Sr. Unscd. Notes	4.75	4/15/18	650,000		703,564
Discover Financial Services,
Sr. Unscd. Notes	5.20	4/27/22	575,000		634,876
ERAC USA Finance,
Gtd. Notes	5.90	11/15/15	1,100,000	[c]	1,171,406
Federal Realty
Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	345,000		374,001
Ford Motor Credit,
Sr. Unscd. Notes, Ser. 1	1.06	3/12/19	1,975,000	[b]	1,984,326
Ford Motor Credit,
Sr. Unscd. Notes	4.21	4/15/16	695,000		731,104
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	340,000		374,753
General Electric Capital,
Sr. Unscd. Notes	0.74	1/14/19	1,195,000	[b]	1,203,641
Genworth Holdings,
Gtd. Notes	7.20	2/15/21	1,060,000		1,282,898
Genworth Holdings,
Gtd. Notes	7.70	6/15/20	320,000		392,038
Goldman Sachs Group,
Sr. Unscd. Notes	1.32	11/15/18	1,295,000	[b]	1,317,516
Goldman Sachs Group,
Sr. Unscd. Notes	1.83	11/29/23	1,250,000	[b]	1,295,185

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	2.38	1/22/18	625,000		632,771
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	2/7/16	680,000		707,302
Hartford Financial Services Group,
Sr. Unscd. Notes	4.00	10/15/17	600,000		645,259
Health Care REIT,
Sr. Unscd. Notes	2.25	3/15/18	490,000		494,900
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	400,000	[c]	423,680
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	625,000		655,078
Liberty Mutual Group,
Gtd. Notes	4.95	5/1/22	565,000	[c]	614,855
Morgan Stanley,
Sr. Unscd. Notes	2.13	4/25/18	1,140,000	[d]	1,144,397
Morgan Stanley,
Sr. Unscd. Notes	3.80	4/29/16	650,000		681,153
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	560,000		638,108
PNC Bank,
Sr. Unscd. Notes	2.20	1/28/19	600,000		602,471
Royal Bank of Scotland
Sub. Notes	9.50	3/16/22	1,210,000	[b]	1,409,208
Royal Bank of Scotland Group,
Sr. Unscd. Notes	2.55	9/18/15	725,000		738,919
					31,777,407
Foreign/Governmental—4.9%
Banco Nacional de Desenvolvimento
Economico e Social,
Sr. Unscd. Notes	4.00	4/14/19	1,250,000	[c]	1,278,125
Brazilian Government,
Sr. Unscd. Notes	5.88	1/15/19	540,000		612,900
Caixa Economical Federal,
Sr. Unscd. Notes	4.25	5/13/19	1,105,000	[c,d]	1,107,762
Comision Federal de Electricidad,
Sr. Unscd. Notes	4.88	1/15/24	1,230,000	[c]	1,300,725
Ecopetrol,
Sr. Unscd. Notes	5.88	9/18/23	1,235,000		1,398,267

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental
(continued)
Hungarian Development Bank,
Govt. Gtd. Notes		6.25	10/21/20	645,000	[c]	720,788
Italian Government,
Bonds	EUR	4.50	5/1/23	805,000		1,250,596
Korea Finance,
Sr. Unscd. Notes		2.25	8/7/17	1,200,000		1,219,498
Petroleos Mexicanos,
Gtd. Notes		3.50	7/18/18	1,100,000		1,146,750
Petroleos Mexicanos,
Gtd. Notes		4.88	1/24/22	600,000		643,800
Portuguese Government,
Unscd. Notes		5.13	10/15/24	605,000	[c]	607,680
South African Government,
Bonds, Ser. R207	ZAR	7.25	1/15/20	6,645,000		608,571
						11,895,462
Health Care—.9%
Biomet,
Gtd. Notes		6.50	8/1/20	290,000		313,533
Mylan,
Sr. Unscd. Notes		2.55	3/28/19	1,055,000		1,056,751
Wellpoint,
Sr. Unscd. Notes		2.30	7/15/18	815,000		826,658
						2,196,942
Industrial—.1%
Xerox,
Sr. Unscd. Notes		5.63	12/15/19	215,000		245,015
Information Technology—.3%
Hewlett-Packard,
Sr. Unscd. Bonds		2.75	1/14/19	400,000		407,360
Hewlett-Packard,
Sr. Unscd. Notes		4.30	6/1/21	345,000		368,058
						775,418
Materials—1.1%
Anglo American Capital,
Gtd. Notes		4.13	4/15/21	200,000	[c]	204,461
ArcelorMittal,
Sr. Unscd. Notes		4.25	3/1/16	605,000	[b]	620,125

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]			Value ($)
Materials (continued)
Freeport-McMoRan,
Sr. Unscd. Notes	2.15	3/1/17	195,000			198,586
Freeport-McMoRan,
Sr. Unscd. Notes	3.55	3/1/22	430,000			424,758
Vale Overseas,
Gtd. Notes	4.38	1/11/22	650,000			665,743
Vale Overseas,
Gtd. Notes	6.25	1/23/17	600,000			663,130
						2,776,803
Residential Mortgage
Pass-Through Ctfs.—.1%
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-7, Cl. 6A1	5.25	10/25/19	113,302			115,776
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.54	12/25/34	167,894	[b]		162,148
						277,924
Telecommunication
Services—1.9%
AT&T,
Sr. Unscd. Notes	1.14	11/27/18	1,045,000	[b]		1,065,172
Digicel,
Sr. Unscd. Notes	6.00	4/15/21	645,000	[c]		657,900
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	855,000			963,806
Verizon Communications,
Sr. Unscd. Notes	3.65	9/14/18	1,795,000			1,915,506
West,
Gtd. Notes	7.88	1/15/19	114,000			119,771
						4,722,155
U.S. Government Agencies—2.1%
Federal National Mortgage
Association, Notes	0.88	8/28/17	5,100,000	[e]		5,067,707
U.S. Government Agencies/
Mortgage-Backed—.1%
Federal National Mortgage
Association Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			89,056		[e]	91,651

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association II
7.00%, 12/20/30—4/20/31			8,466		9,971
7.50%, 11/20/29—12/20/30			8,328		10,042
					111,664
U.S. Government Securities—51.6%
U.S. Treasury Inflation-Protected
Securities, Notes, 0.13%, 4/15/19			11,973,930	[d,f]	12,233,058
U.S. Treasury Notes
0.25%, 9/30/14			6,075,000		6,077,138
0.25%, 12/31/15			56,225,000	[d]	56,230,510
0.75%, 1/15/17			51,385,000		51,336,801
					125,877,507
Utilities—1.3%
Duke Energy Carolinas,
First Mortgage Bonds	5.10	4/15/18	800,000		896,015
Enel,
Sub. Bonds	8.75	9/24/73	300,000	[b,c]	355,500
Exelon Generation,
Sr. Unscd. Notes	6.20	10/1/17	515,000		582,514
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	724,000		798,873
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	435,000		478,309
					3,111,211
Total Bonds and Notes
(cost $237,744,939)					240,213,145

Short-Term Investments—.2%
U.S. Treasury Bills
0.04%, 11/13/14
(cost $369,958)			370,000	[g]	369,965

Other Investment—.6%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,493,113)			1,493,113	[h]	1,493,113

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,149,200)	1,149,200 [h]	1,149,200
Total Investments (cost $240,757,210)	99.8%	243,225,423
Cash and Receivables (Net)	.2%	534,607
Net Assets	100.0%	243,760,030

REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
ZAR—South African Rand
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2014, these securities were valued at $19,883,117 or 8.2% of net assets.
d Security, or portion thereof, on loan.At July 31, 2014, the value of the fund’s securities on loan was $61,123,775 and the value of the collateral held by the fund was $63,904,912, consisting of cash collateral of $1,149,200 and
U.S. Government and Agency securities valued at $62,755,712.
e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Held by or on behalf of a counterparty for open financial futures contracts.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies/		Commercial Mortgage-Backed	3.3
Mortgage Backed	53.8	Short-Term/
Corporate Bonds	28.0	Money Market Investments	1.3
Asset Backed	8.4	Residential Mortgage-Backed	.1
Foreign/Governmental	4.9		99.8

† Based on net assets.
See notes to financial statements.

18

STATEMENT OF FINANCIAL FUTURES

July 31, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2014 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	166	36,423,513	September 2014	(47,219)
Financial Futures Short
U.S. Treasury 5 Year Notes	111	(13,190,616)	September 2014	95,564
U.S. Treasury 10 Year Notes	158	(19,688,281)	September 2014	66,891
Gross Unrealized Appreciation				162,455
Gross Unrealized Depreciation				(47,219)

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $61,123,775)—Note 1(c):
Unaffiliated issuers	238,114,897	240,583,110
Affiliated issuers	2,642,313	2,642,313
Cash		1,029,432
Cash denominated in foreign currencies	43,864	43,879
Dividends, interest and securities lending income receivable		897,557
Receivable for futures variation margin—Note 4		21,749
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		13,932
Receivable for shares of Common Stock subscribed		6,665
Prepaid expenses		29,507
		245,268,144
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		134,305
Liability for securities on loan—Note 1(c)		1,149,200
Payable for shares of Common Stock redeemed		123,035
Accrued expenses		101,574
		1,508,114
Net Assets ($)		243,760,030
Composition of Net Assets ($):
Paid-in capital		267,233,310
Accumulated undistributed investment income—net		16,149
Accumulated net realized gain (loss) on investments		(26,086,604)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$115,236 net unrealized appreciation on financial futures)		2,597,175
Net Assets ($)		243,760,030

Net Asset Value Per Share
	Class D	Class P
Net Assets ($)	243,232,720	527,310
Shares Outstanding	22,864,281	49,504
Net Asset Value Per Share ($)	10.64	10.65

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

Investment Income ($):
Income:
Interest	4,720,864
Income from securities lending—Note 1(c)	49,935
Dividends;
Affiliated issuers	3,173
Total Income	4,773,972
Expenses:
Management fee—Note 3(a)	1,240,486
Shareholder servicing costs—Note 3(b)	708,345
Professional fees	72,198
Directors’ fees and expenses—Note 3(c)	45,228
Registration fees	38,330
Prospectus and shareholders’ reports	31,796
Custodian fees—Note 3(b)	21,168
Loan commitment fees—Note 2	1,986
Miscellaneous	46,527
Total Expenses	2,206,064
Less—reduction in expenses due to undertaking—Note 3(a)	(590,781)
Less—reduction in fees due to earnings credits—Note 3(b)	(354)
Net Expenses	1,614,929
Investment Income—Net	3,159,043
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(910,350)
Net realized gain (loss) on options transactions	(69,564)
Net realized gain (loss) on financial futures	97,137
Net realized gain (loss) on forward foreign currency exchange contracts	119,494
Net Realized Gain (Loss)	(763,283)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	2,348,468
Net unrealized appreciation (depreciation) on options transactions	150,603
Net unrealized appreciation (depreciation) on financial futures	(280,014)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	13,932
Net Unrealized Appreciation (Depreciation)	2,232,989
Net Realized and Unrealized Gain (Loss) on Investments	1,469,706
Net Increase in Net Assets Resulting from Operations	4,628,749

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2014	2013
Operations ($):
Investment income—net	3,159,043	3,806,009
Net realized gain (loss) on investments	(763,283)	3,282,746
Net unrealized appreciation
(depreciation) on investments	2,232,989	(3,162,172)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,628,749	3,926,583
Dividends to Shareholders from ($):
Investment income—net:
Class D	(4,325,354)	(5,523,790)
Class P	(10,725)	(22,909)
Net realized gain on investments:
Class D	(210,433)	(548,030)
Class P	(424)	(2,446)
Total Dividends	(4,546,936)	(6,097,175)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	54,755,229	64,260,089
Class P	74,862	200,938
Dividends reinvested:
Class D	4,190,061	5,487,581
Class P	8,650	14,310
Cost of shares redeemed:
Class D	(65,964,273)	(68,262,224)
Class P	(360,095)	(559,831)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,295,566)	1,140,863
Total Increase (Decrease) in Net Assets	(7,213,753)	(1,029,729)
Net Assets ($):
Beginning of Period	250,973,783	252,003,512
End of Period	243,760,030	250,973,783
Undistributed investment income—net	16,149	250,172

22

		Year Ended July 31,
	2014	2013
Capital Share Transactions:
Class D
Shares sold	5,145,554	5,975,201
Shares issued for dividends reinvested	393,499	510,413
Shares redeemed	(6,197,689)	(6,352,939)
Net Increase (Decrease) in Shares Outstanding	(658,636)	132,675
Class P
Shares sold	7,023	18,634
Shares issued for dividends reinvested	812	1,330
Shares redeemed	(33,737)	(51,975)
Net Increase (Decrease) in Shares Outstanding	(25,902)	(32,011)

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Class D Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.64	10.72	10.76	10.78	10.34
Investment Operations:
Investment income—net[a]	.14	.16	.14	.23	.32
Net realized and unrealized
gain (loss) on investments	.06	.02	.05	.06	.51
Total from Investment Operations	.20	.18	.19	.29	.83
Distributions:
Dividends from investment income—net	(.19)	(.24)	(.23)	(.31)	(.39)
Dividends from net realized
gain on investments	(.01)	(.02)	—	—	—
Total Distributions	(.20)	(.26)	(.23)	(.31)	(.39)
Net asset value, end of period	10.64	10.64	10.72	10.76	10.78
Total Return (%)	1.94	1.60	1.80	2.67	8.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.89	.90	.90	.90
Ratio of net expenses
to average net assets	.65	.69	.90	.90	.90
Ratio of net investment income
to average net assets	1.27	1.52	1.33	2.11	3.00
Portfolio Turnover Rate	175.95	109.51[b] 173.05[b]		118.74	90.03
Net Assets, end of period ($ x 1,000)	243,233	250,171	250,850	261,652	256,259

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 and
2012 were 106.46% and 160.80%, respectively.

See notes to financial statements.

24

		Year Ended July 31,
Class P Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.65	10.74	10.77	10.79	10.36
Investment Operations:
Investment income—net[a]	.14	.16	.14	.23	.32
Net realized and unrealized
gain (loss) on investments	.05	.00 [b]	.06	.05	.50
Total from Investment Operations	.19	.16	.20	.28	.82
Distributions:
Dividends from investment income—net	(.18)	(.23)	(.23)	(.30)	(.39)
Dividends from net realized
gain on investments	(.01)	(.02)	—	—	—
Total Distributions	(.19)	(.25)	(.23)	(.30)	(.39)
Net asset value, end of period	10.65	10.65	10.74	10.77	10.79
Total Return (%)	1.79	1.56	1.85	2.65	8.10
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	.93	.95	.93	.93
Ratio of net expenses
to average net assets	.70	.74	.95	.93	.93
Ratio of net investment income
to average net assets	1.26	1.50	1.30	2.09	2.97
Portfolio Turnover Rate	175.95	109.51[c] 173.05[c]		118.74	90.03
Net Assets, end of period ($ x 1,000)	527	803	1,153	1,047	1,478

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 and
2012 were 106.46% and 160.80%, respectively.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 800 million shares of $.001 par value Common Stock.The fund currently offers two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

26

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

28

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of July 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	20,368,751	—	20,368,751
Commercial
Mortgage-Backed	—	8,062,772	—	8,062,772
Corporate Bonds†	—	68,551,358	—	68,551,358
Foreign Government	—	11,895,462	—	11,895,462
Mutual Funds	2,642,313	—	—	2,642,313
Residential
Mortgage-Backed	—	277,924	—	277,924
U.S. Government
Agencies/
Mortgage-Backed	—	5,179,371	—	5,179,371
U.S. Treasury	—	126,247,472	—	126,247,472
Other Financial
Instruments:
Financial Futures††	162,455	—	—	162,455
Forward Foreign
Currency Exchange
Contracts††	—	13,932	—	13,932
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(47,219)	—	—	(47,219)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

30

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

collateral. During the period ended July 31, 2014,The Bank of New York Mellon earned $12,597 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2014 were as follows:

Affiliated
Investment	Value				Value	Net
Company	7/31/2013	($)	Purchases ($)	Sales ($)	7/31/2014($)	Assets	(%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,479,063		129,455,190	131,441,140	1,493,113.6
Dreyfus
Institutional
Cash Advantage
Fund	—		10,734,366	9,585,166	1,149,200.5
Total	3,479,063		140,189,556	141,026,306	2,642,313	1.1

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

32

As of and during the period ended July 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $25,608, accumulated capital losses $25,409,243 and unrealized appreciation $1,910,355.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2014. If not applied, $7,342,005 of the carryover expires in fiscal year 2015, $4,178,299 expires in fiscal year 2016, $5,740,844 expires in fiscal year 2017 and $4,860,107 expires in fiscal year 2018.The fund has $594,671 of post-enactment short-term capital losses and $2,693,317 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2014 and July 31, 2013 were as follows: ordinary income $4,546,936 and $6,097,175, respectively.

During the period ended July 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities, foreign currency transactions, consent fees, dividend reclassification and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $943,013, increased accumulated net realized gain (loss) on investments by $7,691,642 and decreased paid-in capital by $8,634,655. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, from August 1, 2013 through December 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of the classes (excluding Shareholder Services

34

Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $590,781 during the period ended July 31, 2014.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2014, Class D and Class P shares were charged $494,953 and $1,552, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2014, the fund was charged $116,002 for transfer agency services and $4,882 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $354.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2014, the fund was charged $21,168 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended July 31, 2014, the fund was charged $3,156 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2014, the fund was charged $9,153 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $103,008, Shareholder Services Plan fees $41,225, custodian fees $10,016, Chief Compliance Officer fees $2,945 and transfer agency fees $15,610, which are offset against an expense reimbursement currently in effect in the amount of $38,499.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures,

36

options transactions and forward contracts, during the period ended July 31, 2014, amounted to $429,552,815 and $435,718,043, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended July 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at July 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.At July 31, 2014, there were no options written outstanding.

38

The following summarizes the fund’s call/put options written during the period ended July 31, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
July 31, 2013	6,310,000	194,191
Contracts written	12,240,000	114,568
Contracts terminated:
Contracts closed	6,310,000	194,191	327,489	(133,298)
Contracts expired	12,240,000	114,568	—	114,568
Total contracts terminated	18,550,000	308,759	327,489	(18,730)
Contracts Outstanding
July 31, 2014	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

generally limited to the unrealized gain on each open contract. The following summarizes open forward contracts at July 31, 2014:

		Foreign
Forward Foreign Currency		Currency			Unrealized
Exchange Contracts		Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Euro,
Expiring
8/28/2014	[a]	905,000	1,216,419	1,211,945	4,474
South African Rand,
Expiring
8/28/2014	[b]	6,700,000	631,337	621,879	9,458
					13,932

Counterparties:

a	Goldman Sachs International
b	Citigroup

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	162,455	Interest rate risk[1]	(47,219)
Foreign exchange risk[2]	13,932
Gross fair value of
derivatives contracts	176,387		(47,219)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[3]	Transactions[4]	Contracts[5]	Total
Interest rate	97,137	(69,564)	—	27,573
Foreign exchange	—	—	119,494	119,494
Total	97,137	(69,564)	119,494	147,067

40

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Total
Interest rate	(280,014)	150,603	—	(129,411)
Foreign exchange	—	—	13,932	13,932
Total	(280,014)	150,603	13,932	(115,479)

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on options transactions.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At July 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	13,932	—
Financial futures	162,455	(47,219)
Total gross amount of derivative assets
and liabilities in the Statement of
Assets and Liabilities	176,387	(47,219)
Derivatives not subject to MNA or
similar agreements	(162,455)	47,219
Total gross amount of assets and liabilities
subject to MNA or similar agreements	13,932	—

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of July 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	9,458	—	—	9,458
Goldman Sachs
International	4,474	—	—	4,474
Total	13,932	—	—	13,932

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2014:

Average Market Value ($)
Interest rate financial futures	70,198,107
Interest rate options contracts	202,384
Forward contracts	1,441,397

At July 31, 2014, the cost of investments for federal income tax purposes was $241,314,862; accordingly, accumulated net unrealized appreciation on investments was $1,910,561, consisting of $2,817,341 gross unrealized appreciation and $906,780 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 25, 2014

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 80.44% of ordinary income dividends paid during the fiscal year ended July 31, 2014 as qualifying “interest related dividends”. Also, the fund hereby reports $.0089 per share as a short-term capital gain distribution paid on December 5, 2013.

44

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15 and 16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, the majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was at the Performance Group median.The Board also noted that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods ended May 31st and above the Performance Universe medians for all ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total

46

expenses were below the Expense Group median and above the Expense Universe median. Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.45% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

48

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Whitney I. Gerard (79)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP (1984-present)
No. of Portfolios for which Board Member Serves: 35
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 49

50

Robin A. Melvin (50)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113
———————
Roslyn M. Watson (64)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 33
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (72)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 33
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† Robin A. Melvin, Roslyn M.Watson and Isabel P. Dunst were elected and Gordon J. Davis was re-elected as Board
Members of the Company on December 6, 2013, effective January 1, 2014. J. Charles Cardona was elected as a
Board Member of the Company on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

54

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    113,805 in 2013 and $116,082 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      26,400 in 2013 and $36,360 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0-in 2013 and $-0- in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,052 in 2013 and $18,656 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2013 and $-0- in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,789 in 2013 and $8,538 in 2014. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2013 and $-0- in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,691,422 in 2013 and $34,872,077 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    September 22, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    September 22, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010